                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): March 17, 1997


                           Boatmen's Auto Trust 1996-A
                           ---------------------------
              (Exact name of registrant as specified in its charter)




           United States
            of America               33-95450            Applied For
           --------------            ---------           -----------
         (State or other         (Commission File       (IRS employer
         Jurisdiction of              Number)         Identification No.)
          Incorporation


                           Boatmen's Auto Trust 1996-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------
  Registrant's telephone number including area code:  (704) 386-5000
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Item 5.    Other Events
           ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------
(c)  Exhibits

99        Monthly Servicing Report for The Boatmen's National Bank of St. Louis
                             Boatmen's Auto Trust 1996-A

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BOATMEN'S  AUTO  TRUST 1996-A
                          -----------------------------
                                   (Registrant)



Dated:  March 26, 1997                 By: /s/ Richard E. Grimmer
                                          ------------------------
                                     Name:  Richard E. Grimmer
                                    Title:  Senior Vice President & Controller
                                     The Boatmen's National Bank of St. Louis
                                              (Duly Authorized Officer)
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                                INDEX TO EXHIBITS

Exhibit
Number                        Exhibit
-------                       -------
99 Monthly Servicing Report for The Boatmen's National Bank of St. Louis Boatmen's Auto Trust 1996-A